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                                                              EXHIBIT A


            THE BOATMEN'S NATIONAL BANK OF ST. LOUIS
       BOATMEN'S AUTO TRUST 1996-A DISTRIBUTION DATE STATEMENT TO
                          CERTIFICATEHOLDERS
                          FEBRUARY 18, 1997
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
Principal Distribution Amount                         $0.00
Principal Per $1,000 Certificate                      $0.00

Interest Distribution Amount                        $68,297
Interest Per $1,000 Certificate                       $5.88

Note Balance:
   Class A-1 Notes                           $12,717,368.45
   Class A-2 Notes                          $120,000,000.00
   Class A-3 Notes                           $76,343,707.00

Note Pool Factor:
   Class A-1 Notes                                0.1538610
   Class A-2 Notes                                1.0000000
   Class A-3 Notes                                1.0000000

Certificate Balance                          $11,624,943.00

Certificate Pool Factor                           1.0000000

Servicing Fee                                   $192,114.46
Servicing Fee Per $1,000 Certificate                  $0.66

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